1 | © Compass Pathways COMP360 Phase 3 Program Topline Results COMP005 & COMP006 February 17, 2026

2 | © Compass Pathways Cautionary Note Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, you can identify forward-looking statements by terms such as “believe,” “continue,” “could,” “estimate,” “expect,” “may,” “might,” “plan,” “potential,” “project,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements include express or implied statements relating to, among other things, statements regarding our business strategy and goals; our expectations and projections about the company’s future cash needs and financial results; our expectations regarding the safety or efficacy of our investigational COMP360 psilocybin treatment, including as a treatment for treatment of TRD or PTSD; our plans and expectations regarding our clinical trials, including our phase 3 trials in TRD and our phase 2b/3 trial in PTSD; our expectations regarding the time periods for the release of data from Part B of the COMP006 Phase 3 trial for TRD; our expectations regarding discussions with the FDA, including discussions regarding potential NDA acceleration strategies, including potential for rolling NDA submission and review for COMP360 psilocybin treatment in TRD; our expectations regarding potential commercial launch timelines and our commercial readiness; the potential for the pivotal phase 3 program in TRD to support regulatory filings and approvals on an accelerated basis or at all; our ability to obtain regulatory approval and adequate coverage and reimbursement; our ability to transition from a clinical-stage to a commercial-stage organization and effectively launch a commercial product, if regulatory approval is obtained, on an accelerated timeline or at all; our expectations regarding the commercial potential for COMP360 and our expectations regarding the benefits of our investigational COMP360 psilocybin treatment. The forward-looking statements in this press release are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond Compass’s control and which could cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties, and other factors include, among others: uncertainties associated with risks related to clinical development which is a lengthy and expensive process with uncertain outcomes, and therefore our clinical trials may be delayed or terminated and may be more costly than expected; the full results and safety data from our Phase 3 clinical trials in TRD may not be consistent with the preliminary results to date; our need for substantial additional funding to achieve our business goals and if we are unable to obtain this funding when needed and on acceptable terms, we could be forced to delay, limit or terminate our clinical trials; our acceleration strategies for our NDA submission may not be successful; FDA may ultimately disagree with our proposal for a rolling NDA submission and may not permit us to utilize the rolling review process; our efforts to obtain marketing approval from FDA or regulatory authorities in any other jurisdiction for our investigational COMP360 psilocybin treatment may be unsuccessful; our efforts to commercialize and obtain coverage and reimbursement for our investigational COMP360 psilocybin treatment, if approved, may be unsuccessful; the risk that our strategic collaborations will not continue or will not be successful; and our ability to retain key personnel; and those risks and uncertainties described under the heading “Risk Factors” in Compass’s most recent annual report on Form 10-K or quarterly report on Form 10-Q, and in other reports we have filed with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we, nor any other person, assumes responsibility for the accuracy and completeness of these statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except as required by applicable law, we undertake no obligation to update these forward-looking statements to reflect any new information, events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Market & Industry Data Market & industry data projections, estimates, industry data and information contained in this presentation, including our general expectations about our market position and market opportunity, are based on information from third-party sources, publicly available information, our knowledge of our industry and assumptions based on such information and knowledge. Although we believe that our third party-sources are reliable, we cannot guarantee the accuracy or completeness of our sources. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to our and our industry’s future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from our expressed projections, estimates and assumptions or those provided by third parties. Disclaimer

3 | © Compass Pathways Welcome Kabir Nath Chief Executive Officer Dr Guy Goodwin Chief Medical Officer Lori Englebert Chief Commercial Officer

4 | © Compass Pathways Tremendous Unmet Need in Treatment Resistant Depression (TRD) >4M U.S. adults experiencing TRD each year1 Only 1 Medicine approved and used for TRD High Patient Burden vs. MDD • Chronic condition • Increased co-morbidities • 3x longer episodes2 • Greater worktime loss3 • >50% increased risk of suicide4 • Poorer quality of life • Disproportionate economic impact5 1. Data on file; 2. Wu B, et al. PLoS One. 2019;14(8):e0220763. 3. Amos TB, et al. J Clin Psychiatry. 2018;79(2):17m11725. 4. Gustafsson TT, et al. J Affect Disord. 2025;368:136-142.; 5. Zhdanava, M., et. al; The Prevalence and National Burden of Treatment-Resistant Depression and Major Depressive Disorder in the United States. The Journal of clinical psychiatry, 82(2), 20m13699. https://doi.org/10.4088/JCP.20m13699

5 | © Compass Pathways Phase 3 Program Key Highlights • Two highly statistically significant positive Phase 3 trials of COMP360 in TRD at primary endpoint* at Week 6 - Over 1,000 participants across Phase 3 trials and Phase 2b trial - Both Phase 3 trials continuing to 52 weeks • Extremely rapid onset with statistical significance demonstrated from the day immediately following administration and maintained at all measured timepoints through Week 6 in both clinical trials • Deep and durable response achieved in significant number of participants • 25% of participants in 005 achieved a clinically meaningful reduction in MADRS** at Week 6 with durability lasting out through at least 26 weeks after just 1 or 2 doses of 25 mg • Over 40% of those that had a clinically meaningful reduction in MADRS but had not remitted by Week 6 went into remission after 2nd dose in 005 Part B • 39% of participants in 006 achieved clinically meaningful reduction in MADRS at Week 6 • COMP360 has been generally well-tolerated, with a safe profile, with majority of AEs resolving on the day of treatment *Primary endpoint for both trials is the change from baseline in the MADRS (Montgomery-Åsberg Depression Rating Scale) total score at Week 6. **Clinically meaningful reduction in MADRS defined as a >25% reduction from baseline in MADRS total score

6 | © Compass Pathways Phase 3 Program Key Highlights (cont’d) • The emerging clinical profile of COMP360 is redefining rapidity and durability for TRD patients - No approved drug offers clinically meaningful efficacy with both rapid onset and sustained durability with a single treatment • The robust benefit/risk profile of COMP360 supports a potentially highly compelling, novel paradigm for patients and providers where effectiveness may be determined almost immediately after a single treatment - Patients with a clinically meaningful reduction in MADRS to the first treatment have shown the potential for sustained benefit through at least 26 weeks, after one or two doses • COMP360 has Breakthrough Therapy designation from the FDA and we are planning to meet as soon as possible with the FDA to discuss a rolling submission and review, and expect to complete an NDA submission in Q4

7 | © Compass Pathways Phase 3 Trial Design and Demographics

Phase 3 Program: Overview of Pivotal Trial Designs


Part A (blinded) 6 weeks
Part B (blinded) 20 weeks
Part C (open label) 26 weeks
Pivotal trial 1 (COMP 005) single dose N=258
COMP360 25 mg N=171
Week 6 Primary endpoint achieved[1]
Placebo N=87
option for retreatment* based on pre-specified criteria (same dose as Part A)
COMP360 25mg treatment (one dose only after relapse or for non-remitters from Part B)
Part A (blinded) 9 weeks
Part B (blinded) 17 weeks
Part C (open label) 26 weeks
Week 3
Pivotal trial 2 (COMP 006) multiple dose N=581
COMP360 25 mg N=296
COMP360 25 mg
Week 6 Primary endpoint achieved[1]
COMP360 10 mg N=142
COMP360 10 mg
COMP360 1 mg N=143
COMP360 1 mg
option for retreatment* based on pre-specified criteria (same dose as Part A)
COMP360 25mg treatment (one dose only after relapse or for non-remitters from Part B)
Week 9
Key secondary endpoint

1. Primary endpoint = change from baseline in Montgomery-Åsberg Depression Rating Scale (MADRS) total score at Week 6.

*Re-dosing for non-remitters from Part A or Part B could occur several weeks after transition to Part B or Part C, respectively, due to scheduling requirements. Participants were permitted to take protocol-allowed antidepressant treatments in Part B and C of the study.

8 | © Compass Pathways

COMP005 & COMP006 – Participant Baseline Demographics In Line with Known TRD Epidemiology

COMP005	COMP360 25 mg (N=171)	Placebo (N=87)
Female, n (%)	93 (54.4)	47 (54.0)
Race, n (%)		
White	149 (87.1)	78 (89.7)
Asian	11 (6.4)	4 (4.6)
Black or African American	6 (3.5)	2 (2.3)
American Indian or Alaska Native	0	1 (1.1)
Other	5 (2.9)	2 (2.3)
Age, years, mean (SD)	45.9 (13.4)	45.3 (14.4)
Min, Max	19, 77	22, 72
Age ≥65 years old	15 (8.8)	11 (12.6)
Prior psilocybin experience, n (%)	5 (2.9)	5 (5.7)
Prior psychedelic experience including psilocybin, n (%)*	8 (4.7)	6 (6.9)
BMI kg/m^2, mean (SD)	28.4 (6.2)	27.7 (6.1)

COMP006	COMP360 25 mg (N=296)	COMP360 10 mg (N=142)	COMP360 1 mg (N=143)
Female, n (%)	160 (54.1)	68 (47.9)	69 (48.3)
Race, n (%)			
White	255 (86.1)	123 (86.6)	129 (90.2)
Asian	14 (4.7)	6 (4.2)	6 (4.2)
Black or African American	8 (2.7)	3 (2.1)	4 (2.8)
American Indian or Alaska Native	0	0	1 (0.7)
Other/not reported	19 (6.4)	10 (7.0)	3 (2.1)
Age, years, mean (SD)	46.2 (13.7)	42.9 (12.8)	45.5 (13.1)
Min, Max	18, 79	19, 73	20, 75
Age ≥65 years old	29 (9.8)	9 (6.3)	13 (9.1)
Prior psilocybin experience, n (%)	13 (4.4)	5 (3.5)	5 (3.5)
Prior psychedelic experience including psilocybin, n (%)	19 (6.4)	7 (4.9)	9 (6.3)
BMI kg/m^2, mean (SD)	28.0 (6.2)	28.6 (7.1)	27.8 (6.7)

*planned limit was 15%
BMI = Body Mass Index; n=number of observed participants; SD = standard deviation

9 | © Compass Pathways

COMP005 & COMP006 – Participant Characteristics Treatment History and Baseline MADRS

COMP005	COMP360 25 mg (N=171)	Placebo (N=87)
Number of failed treatments in the current depressive episode, n (%)		
1	2 (1.2)	1 (1.1)
2	113 (66.1)	63 (72.4)
3	46 (26.9)	18 (20.7)
4	10 (5.8)	4 (4.6)
5	0	1 (1.1)
Number of treatments withdrawn from the screening period, n (%)		
0	58 (33.9)	26 (29.9)
1	38 (22.2)	32 (36.8)
2	49 (28.7)	22 (25.3)
>2	26 (15.2)	7 (8.0)
MADRS total score at baseline, mean (SD)	31.5 (5.5)	31.5 (5.9)
MADRS total score severity at baseline, n (%)		
Mild (11-19)	1 (0.6)	2 (2.3)
Moderate (20-30)	73 (42.7)	33 (37.9)
Severe (≥31)	97 (56.7)	52 (59.8)

COMP006	COMP360 25 mg (N=296)	COMP360 10 mg (N=142)	COMP360 1 mg (N=143)
Number of failed treatments in current depressive episode, n (%)			
1	1 (0.3)	1 (0.7)	0
2	190 (64.2)	105 (73.9)	99 (69.2)
3	74 (25.0)	32 (22.5)	33 (23.1)
4	29 (9.8)	4 (2.8)	11 (7.7)
5	2 (0.7)	0	0
Number of treatments withdrawn from the screening period, n (%)			
0	68 (23.0)	31 (21.8)	36 (25.2)
1	127 (42.9)	61 (43.0)	62 (43.4)
2	68 (23.0)	35 (24.6)	31 (21.7)
>2	33 (11.1)	15 (10.6)	14 (9.8)
MADRS total score at baseline, mean (SD)	32.0 (5.8)	32.1 (5.8)	32.5 (5.4)
MADRS total score severity at baseline, n (%)			
Subthreshold ≤10	2 (0.7)	0	0
Mild (11-19)	0	0	0
Moderate (20-30)	115 (38.9)	54 (38.0)	49 (34.3)
Severe (≥31)	179 (60.5)	88 (62.0)	94 (65.7)

MADRS = Montgomery-Åsberg Depression Rating Scale; n=number of observed participants; SD = standard deviation.

10 | © Compass Pathways

11 | © Compass Pathways n=number of observed participants; SD = standard deviation Placebo (N=87) COMP360 25 mg (N=171) COMP005 Length of current depressive episode 38.6 (33.0)34.6 (30.1)Mean Months (SD) 20 (23.0)30 (17.5)< 1 year 19 (21.8)52 (30.4)1-2 years 48 (55.2)89 (52.0)>2 years Number of lifetime depressive episodes 7.2 (7.6)7.7 (10.9)Mean (SD) 54 (62.1)107 (62.6)2-5 21 (24.1)40 (23.4)6-10 12 (13.8)23 (13.5)>10 COMP005 & COMP006 – Participant Characteristics Depression Diagnosis History COMP360 1 mg (N=143) COMP360 10 mg (N=142) COMP360 25 mg (N=296) COMP006 Length of current depressive episode 38.4 (45.0)37.7 (38.8)45.5 (42.7)Mean Months (SD) 30 (21.0)37 (26.1)53 (17.9)< 1 year 41 (28.7)35 (24.6)73 (24.7)1-2 years 72 (50.3)70 (49.3)170 (57.4)>2 years Number of lifetime depressive episodes 7.0 (12.5)5.4 (6.6)6.3 (7.4)Mean (SD) 001 (0.3)1 99 (69.2)109 (76.8)198 (66.9)2-5 30 (21.0)21 (14.8)61 (20.6)6-10 10 (7.0)10 (7.0)29 (9.8)>10

12 | © Compass Pathways COMP005 Efficacy Data

13 | © Compass Pathways COMP005 - Primary Endpoint Achieved – Change in MADRS at Week 6 CI = Confidence Interval; LSM = Least Squares Mean; MADRS = Montgomery–Åsberg Depression Rating Scale; SD=standard deviation. LS Mean Difference (95% CI) P-value Visit -4.7 (-7.0, -2.3), p<0.001 Day 2 -7.2 (-9.6, -4.8), p<0.001 Week 1 -5.2 (-7.4, -2.9), p<0.001 Week 3 -3.6 (-5.7, -1.5), p<0.001 Week 6 (Primary) • Highly statistically significant difference of -3.6 MADRS between 25mg vs placebo at Week 6 (p<0.001) • Statistical significance at all timepoints beginning the day after administration (Day 2) demonstrates rapid onset of action Baseline mean (SD): 25 mg (n=171) = 31.5 (5.5) Placebo (n=87) = 31.5 (5.9) -4.9 (-6.3, -3.4) -1.2 (-3.3, 0.8) -1.8 (-3.9, 0.3) -7.0 (-8.5, -5.4) -9.9 (-11.5, -8.2) -2.6 (-4.9, -0.4) -5.0 (-7.2, -2.8) -9.7 (-11.2, -8.1)

14 | © Compass Pathways COMP005 – Sustained Durability to Week 26 Source: Post Hoc (Include Number) Note: : CI = Confidence Interval; LSM = Least Squares Mean; MADRS = Montgomery–Åsberg Depression Rating Scale. • Consistent separation from placebo through randomized and blinded part B up to Week 26 • Option for 2nd administration* of COMP360 after Week 6 during blinded long-term follow-up (Part B) • 70% of patients in 25mg arm and 53% in placebo arm received a 2nd administration after Week 6 -14 -12 -10 -8 -6 -4 -2 0 2 Baseline (Day -1) Day 2 Week 1 Week 3 Week 6 Le as t sq u ar e m ea n (± 95 % C Is ) c h an g e fr o m B as e lin e Week 10 Week 14 Primary Endpoint at Week 6 No statistical analyses performed after the primary analysis at Week 6 Week 18 Week 22 Week 26 2nd administration option during blinded long- term follow-up through Week 26 (Part B) *2nd administration based on pre-specified criteria and receive either what they were randomized into or antidepressant CI = Confidence Interval; LSM = Least Squares Mean; MADRS = Montgomery–Åsberg Depression Rating Scale

COMP005 – Durability Through Week 26 by Response Status

- **25%** of participants in 25mg arm achieved clinically meaningful reduction in MADRS* at Week 6 and maintained response at least through Week 26
- Magnitude of MADRS improvement among responders demonstrates consistent, durable and clinically meaningful effect
- Over **40%** of those who achieved clinically meaningful reduction in MADRS but had not remitted by 6 weeks went into remission after 2nd dose in Part B



Mean (± 95% CIs) change from Baseline
0
-4
-8
-12
-16
-20
-24
-28
-32
≥25% reduction in MADRS
Baseline (Day -1)
Week 6
Week 10
Week 14
Week 18
Week 22
Week 26
Remitters (N=11)
Responders (Non-Remitters) and Partial Responders (N=31)
Non-Responders (N=115)

Definitions (n at Week 6):

Remitters (n=11) = MADRS ≤12 and no single item ≥4

Responders and Partial Responders (n=31) = % CFB in MADRS ≥ 25% *and* do not meet remission criterion

Non-Responder (n=115) = % CFB in MADRS ≤ 25%

Total n at 6 weeks = 157 (8% dropout)

*Clinically meaningful reduction in MADRS defined as a ≥25% reduction from baseline in MADRS total score at Week 6. This graph is a post hoc analysis.

CI = Confidence Interval; CFB = change from baseline; MADRS = Montgomery–Åsberg Depression Rating Scale

15 | © Compass Pathways

16 | © Compass Pathways COMP006 Efficacy Data

17 | © Compass Pathways -14 -12 -10 -8 -6 -4 -2 0 COMP360 25 mg (N=296) COMP360 10 mg (N=142) COMP360 1 mg (N=143) 10mg vs 1 mg LS Mean Difference (95% CI) P-value 25mg vs 1 mg LS Mean Difference (95% CI) P-value Visit -3.0 (-5.0, -1.0) 0.002 -2.9 (-4.6, -1.2) <0.001 Day 2 -3.6 (-5.9, -1.2) 0.001 -5.0 (-7.0, -3.0) <0.001 Week 1 -3.4 (-5.6, -1.2) 0.001 -4.5 (-6.4, -2.5) <0.001 Week 3 -4.9 (-7.4, -2.4) <0.001 -5.0 (-7.1, -2.9) <0.001 Day 24 -4.9 (-7.3, -2.5) <0.001 -4.8 (-6.9, -2.7) <0.001 Week 4 -2.5 (-4.9, -0.2) 0.016 -3.8 (-5.8, -1.8) <0.001 Week 6 (Primary) • Statistically significant difference of -3.8 MADRS between 25mg vs 1mg at Week 6 (p<0.001) • Statistically significant treatment differences in 25mg vs 1mg and 10mg vs 1 mg found at all timepoints post administration • Rapid onset of action with the effect occurring the day after the administration (Day 2) • 39% of participants in 25mg arm achieved a clinically meaningful reduction in MADRS at Week 6* Baseline mean (SD): 25 mg (n=296) = 32.0 (5.8) 10 mg (n=142) = 32.1 (5.8) 1 mg (n=143) = 32.5 (5.4) Baseline (Day -1) Day 2 Week 1 Week 3 Day 24 Week 4 Week 6 -7.6; (-8.8, -6.4) Le as t sq u ar e m ea n (± 95 % C Is ) c h an g e fr o m B as e lin e -6.3; (-8.0, -4.6) -3.7; (-5.4, -2.1) *Clinically meaningful reduction in MADRS defined as a >25% reduction from baseline in MADRS total score at Week 6 CI = Confidence Interval; LSM = Least Squares Mean; MADRS = Montgomery–Åsberg Depression Rating Scale COMP006 – Primary Endpoint Met – Change in MADRS at Week 6

18 | © Compass Pathways CI = Confidence Interval; LSM = Least Squares Mean; MADRS = Montgomery–Åsberg Depression Rating Scale. 10mg vs 1 mg LS Mean Difference (95% CI) P-value 25mg vs 1 mg LS Mean Difference (95% CI) P-value Visit -2.5 (-4.9, -0.2) 0.016 -3.8 (-5.8, -1.8) <0.001 Week 6 (Primary) -2.6 (-5.0, -0.2) 0.016 -2.9 (-5.0, -0.9) 0.002 Week 9 (Secondary) • Statistical significance maintained through Week 9 -14 -12 -10 -8 -6 -4 -2 0 COMP360 25 mg (N=296) COMP360 10 mg (N=142) COMP360 1 mg (N=143) Baseline (Day -1) Day 2 Week 1 Week 3 Week 9 Day 24 Week 4 Week 6 -7.6; (-8.8, -6.4) Le as t sq u ar e m ea n (± 95 % C Is ) c h an g e fr o m B as e lin e -6.3; (-8.0, -4.6) -3.7; (-5.4, -2.1) -2.7; (-4.4, -1.0) -5.3; (-7.0, -3.6) -5.6; (-6.8, -4.4) COMP006 – Key Secondary Met – Change in MADRS at Week 9

19 | © Compass Pathways COMP005 & COMP006 Primary Endpoint Comparison* *Cross-trial comparisons should be interpreted with caution. Differences between these trials, including but not limited to study designs, protocols, timing of assessments, number or timing of doses and participant populations can meaningfully influence outcomes and limit the validity of any comparison. CI = Confidence Interval; LSM = Least Squares Mean; MADRS = Montgomery–Åsberg Depression Rating Scale -14 -12 -10 -8 -6 -4 -2 0 2 COMP360 25 mg (COMP 006) (N=296) COMP360 1 mg (COMP 006) (N=143) COMP360 25 mg (COMP 005) (N=171) Placebo (COMP 005) (N=87) Baseline (Day -1) Day 2 Week 1 Week 3 Day 24 Week 4 Week 6 Le as t sq u ar e m ea n (± 95 % C Is ) c h an g e fr o m B as e lin e  3.6  3.8 2nd dose in 006 trial • Consistent magnitude of MADRS total score improvement between two Phase 3 studies • 2nd administration at Week 3 shows potential for a deeper treatment effect than a single administration

20 | © Compass Pathways Safety Data COMP005 and COMP006

21 | © Compass Pathways Safety Summary • COMP360 is generally well-tolerated, with a safe profile, with the majority of AEs resolving on day of treatment • Safety data is consistent with known safety profile of COMP360 – no new safety signals identified • For the data available to date across both trials, the rate for SAE suicidal ideation was less than 1%. There was only one event of SAE suicidal behavior, which occurred in the 1 mg arm in COMP006. - To date there have been no attempted or completed suicides • The DSMB noted that there is no evidence of a clinically meaningful imbalance between treatment arms in suicidality in either study COMP005: In 25 mg arm (Part A and B): • Most TEAEs occurred on the days of administration (66%), with the vast majority (88%) resolving within a day • Most common TEAEs reported were headache, nausea and visual hallucination • There were 11 treatment-emergent serious adverse events (SAEs) from 8 participants (5%) overall COMP006: In 25 mg arm (Part A): • Most TEAEs occurred on the days of administration (73%) with the vast majority (83%) resolving within a day • Most common TEAEs were headache, nausea, anxiety and visual hallucination • There were 6 treatment-emergent serious adverse events (SAEs) from 6 participants (2%) overall

22 | © Compass Pathways N=number of participants in the treatment group in the Safety Analysis Set by administration; n = number of participants; TEAE = treatment emergent adverse event PlaceboCOMP360 25 mg COMP005 N=87N=171 n (%) n (%) 34 (39.1)120 (70.2)Any TEAE up to Week 6 1 (1.1)4 (2.3)Any Serious TEAE up to Week 6 23 (26.4)118 (69.0)Any TEAE time of onset day of dosing 22 (25.3)111 (64.9)Resolved ≤ 1 Day 2 (2.3)15 (8.8)Resolved > 1 and ≤ 2 Days 5 (5.7)22 (12.9)Resolved > 2 Days COMP360 1 mg COMP360 10 mg COMP360 25 mg COMP006 N=143N=142N=296 n (%)n (%) n (%) 116 (81.1)125 (88.0)274 (92.6)Any TEAE up to Week 9 5 (3.5)1 (0.7)6 (2.0)Any Serious TEAE up to Week 9 80 (55.9)114 (80.3)260 (87.8)Any TEAE with onset on day of dosing 71 (49.7)107 (75.4)244 (82.4)Resolved ≤ 1 Day 9 (6.3)16 (11.3)52 (17.6)Resolved > 1 and ≤ 2 Days 20 (14.0)26 (18.3)71 (24.0)Resolved > 2 Days Note: COMP006 safety includes 2 dose administrations and goes out to 9 weeks vs. 1 administration out to 6 weeks for COMP005 COMP005 & COMP006 Treatment-Emergent Adverse Events (TEAEs) for Part A

23 | © Compass Pathways MedDRA = Medical Dictionary for Regulatory Activities; N=number of participants in the treatment group in the Safety Analysis Set by administration; n = number of participants. PlaceboCOMP360 25 mgCOMP005 (>5% Incidence) MedDRA TEAE Preferred Term N=87N=171 n (%) n (%) 12 (13.8)86 (50.3)Any TEAE 10 (11.5)42 (24.6)Headache 3 (3.4)35 (20.5)Nausea 024 (14.0)Hallucination, visual 2 (2.3)14 (8.2)Anxiety 2 (2.3)10 (5.8)Dizziness 1 (1.1)9 (5.3)Illusion COMP360 1 mgCOMP360 10 mgCOMP360 25 mgCOMP006 (>10% Incidence) MedDRA TEAE Preferred Term N=143N=142N=296 n (%)n (%) n (%) 80 (55.9)111 (78.2)254 (85.8)Any TEAE 15 (10.5)42 (29.6)118 (39.9)Nausea 41 (28.7)43 (30.3)108 (36.5)Headache 21 (14.7)28 (19.7)62 (20.9)Anxiety 3 (2.1)24 (16.9)46 (15.5)Hallucination, visual 3 (2.1)16 (11.3)41 (13.9)Illusion 9 (6.3)21 (14.8)41 (13.9)Dizziness 16 (11.2)23 (16.2)41 (13.9)Fatigue 4 (2.8)13 (9.2)35 (11.8)Crying 4 (2.8)6 (4.2)31 (10.5)Blood pressure increased Note: COMP006 safety includes 2 dose administrations and goes out to 9 weeks vs. 1 administration out to 6 weeks for COMP005 COMP005 & COMP006 Treatment-Emergent Adverse Events (TEAE) Incidence for Part A

24 | © Compass Pathways n = number of participants with TESAE; TESAE = treatment emergent serious adverse event COMP360 1 mg COMP360 10 mg COMP360 25 mg COMP006 N=143N=142N=296 n (%)n (%) n (%) 5 (3.5)1 (0.7)6 (2.0)Any SAE 2 (1.4)1 (0.7)0Suicidal ideation 1 (0.7)00Suicidal behaviour 1 (0.7)01 (0.3)Syncope 001 (0.3)Major depression 001 (0.3)Anxiety 001 (0.3)Flashback 001 (0.3)Cervical spinal stenosis 1 (0.7)00Renal neoplasm 001 (0.3)Pelvic pain PlaceboCOMP360 25 mg COMP005 N=87N=171 n (%) n (%) 1 (1.1)4 (2.3)Any SAE 02 (1.2)Suicidal ideation 01 (0.6)Depression suicidal 1 (1.1)0Major depression 01 (0.6)Cellulitis 01 (0.6)Diverticulitis Note: COMP006 safety includes 2 dose administrations and goes out to 9 weeks vs. 1 administration out to 6 weeks for COMP005 COMP005 & COMP006 Treatment-Emergent Serious Adverse Events (SAEs) for Part A

25 | © Compass Pathways COMP005 – Safety Data Through Week 26 TEAEs MedDRA = Medical Dictionary for Regulatory Activities; N=number of participants in the treatment group in the Safety Analysis Set by administration; n = number of participants. Table shows TEAEs occurring in ≥ 5% in each treatment period. Placebo COMP360 25 mgMedDRA TEAE Preferred Term N=87N=171 n (%) n (%) 2 (2.3)8 (4.7)Any TESAE 04 (2.3)Suicidal ideation 01 (0.6)Depression suicidal 1 (1.1)0Major depression 01 (0.6)Cellulitis 01 (0.6)Diverticulitis 1 (1.1)0Urinary tract infection bacterial 01 (0.6)Clavicle fracture 01 (0.6)Rib fracture 01 (0.6)Pneumothorax 01 (0.6)Anaphylactic reaction SAEs PlaceboCOMP360 25 mgMedDRA TEAE Preferred Term N=87N=171 n (%) n (%) 23 (26.4)111 (64.9)Any TEAE 15 (17.2)61 (35.7)Headache 4 (4.6)42 (24.6)Nausea 027 (15.8)Hallucination, visual 3 (3.4)22 (12.9)Anxiety 2 (2.3)14 (8.2)Dizziness 1 (1.1)11 (6.4)Illusion 3 (3.4)9 (5.3)Blood pressure increased 3 (3.4)9 (5.3)Insomnia

26 | © Compass Pathways Commercial update Lori Englebert, Chief Commercial Officer

Treatment-Resistant Depression (TRD) Affects Millions in the U.S.


~23M
~12M
~4M

Prevalence of U.S. adults experiencing major depression each year[1]

Adult patients who are drug treated for MDD in the past year[2]

Over 55 medicines approved for MDD

MDD patients failed by ≥2 antidepressants and considered TRD[2]

Only 2 medicines approved for TRD and only one that is used , Spravato®

TRD The definition of TRD adopted by the US Food and Drug Administration (FDA) is **failure to respond to two or more antidepressant regimens** despite adequate dose and duration and adherence to treatment[3]

1.. https://www.nimh.nih.gov/health/statistics/major-depression Accessed June 21, 2025. **2.** Data on file. 3. US Food and Drug Administration. Major Depressive Disorder (MDD): Developing Drugs for Treatment. Guidance for Industry. June 2018. https://www.fda.gov/media/113988/download. Accessed May 21, 2025.

27 | © Compass Pathways

TRD has a significantly greater impact on individuals' lives compared to MDD

Patients with TRD have longer depressive episodes[1]


1st MDD episode
200
1st TRD episode
571
0
100
200
300
400
500
600
Days

Compared to patients with non-TRD MDD, those with TRD experience:

lighter color = MDD darker color = TRD



70% greater **work time loss**[2]

17-30% increased risk of **all-cause mortality**[3]

51% increased risk of **mortality due to suicide**[3]

1. Wu B, et al. *PLoS One*. 2019;14(8):e0220763. **2.** Amos TB, et al. *J Clin Psychiatry*. 2018;79(2):17m11725. **3.** Gustafsson TT, et al. *J Affect Disord*. 2025;368:136-142.

28 | © Compass Pathways

TRD Disproportionately Impacts the Annual Economic Burden of MDD

1/3rd

of MDD patients are failed by ≥2 antidepressants and considered treatment resistant[1]



~$93B

Annual Economic Burden of drug-treated MDD[1]


TRD
47%
Non-TRD
MDD
53%

TRD is associated with disproportionate health care costs and unemployment, suggesting **potentially large economic and societal gains with effective management[1]**

29 | © Compass Pathways

1. Zhdanava, M., et. al; The Prevalence and National Burden of Treatment-Resistant Depression and Major Depressive Disorder in the United States. *The Journal of clinical psychiatry*, *82*(2), 20m13699. https://doi.org/10.4088/JCP.20m13699

Potentially Highly Differentiated and Compelling COMP360 Clinical Profile for TRD Patients and their Providers

	COMP360[1]	Spravato®	Traditional Antidepressants
Efficacy in TRD patient population[2]	Yes (Positive trials: 2 ph3 trials; 1 ph2b)	Yes (FDA approved)	No
Primary Endpoint	Change from baseline in MADRS at Week 6 005: 25mg vs. Pbo 006: 25mg vs. 1mg	Change from baseline in MADRS at Day 28 TRANSFORM 2: Esk+AD vs. Pbo+AD	Various: typically change from baseline in MADRS at Week 6 vs. placebo
Effect Size / p-value	005: -3.6 (p<0.001) 006: -3.8 (p<0.001)	TRANSFORM 2: -4.0 (p=0.02)[4]	Varies: Recent treatment approved = -3.8 (p=.002)[6]
Onset	Stat sig day after dosing	Stat sig at day 28 (adj)[4]	Avg 2 - 8 weeks
Durability	At least 26 weeks after 1 or 2 doses[3]	Induction: 2x/week in month 1 Maintenance: 1x/week in month 2, then every 1 or 2 weeks[4]	Daily dosing
Safety & Tolerability	Generally well-tolerated and safe profile	Generally well-tolerated & safe	Generally safe but chronic side effects common
Dose and Administration	25mg oral capsule; 1 capsule / administration	56mg or 86mg intranasal; 2 or 3 devices / administration	Various: oral tablet or capsules QD or BID
Monitoring	At least 6hrs post administration by licensed HCP at certified center	At least 2 hours post administration by licensed HCP at certified center	n/a
# of Patients Treated annually	n/a	<100,000 patients[5]	~12M[7]
2025 Revenue	n/a	$1.5B[5]	n/a

1. As demonstrated through COMP005 Part A and Part B and COMP006 Part A clinical trial top line results; final profile will depend on FDA approval and label; expectations at this time
2. As proven through clinical trials specifically for a TRD patient population; COMP360 remains investigational and has not been approved by FDA or any other regulatory authority
3. For those who achieved clinically meaningful reduction in MADRS: ≥ 25% reduction from baseline in MADRS total score
4. Spravato® Prescribing Information and www.spravatohcp.com; For appropriateness, only comparing trials run prior to FDA approval (TRANSFORM 1 and 2)
5. IQVIA data for 2024 # of patients treated and J&J 2025 Q4 earnings call
6. Data on file
7. www.auvelityhcp.com

Note: No head to head studies between COMP360 and Spravato or antidepressants have been run; while not indicated for TRD, traditional antidepressants are frequently used to treat TRD patients as there are limited treatment options currently indicated for this patient population

30 | © Compass Pathways

31 | © Compass Pathways Clinical care teams KOLs/HCPs Federal and State policy makers Patient advocacy organizations Payers DEA rescheduling (Federal & State) Product distribution Pricing & Reimbursement Formulary access Patient Support Commercial team build-out Product positioning Site of care training Field force strategy Omni-channel marketing We are Planning To Be Launch Ready by the End of the Year NOTE: KOL = key opinion leaders; HCP = healthcare professional Enable Awareness & Access Enable Patient AccessLaunch ReadinessEducate & Learn

32 | © Compass Pathways Summary • The emerging clinical profile of COMP360 is redefining rapidity and durability for TRD patients • TRD is a chronic and extremely refractory condition with very few treatment options - No approved drug offers clinically meaningful efficacy with both rapid onset and sustained durability with a single treatment • The robust benefit/risk profile of COMP360 supports a potentially highly compelling, novel paradigm for patients and providers where effectiveness may be determined almost immediately after a single treatment - Patients with a clinically meaningful reduction in MADRS from the first treatment have shown the potential for sustained benefit through at least 26 weeks, after one or two doses • These results increase our conviction in the potential importance of this treatment for TRD patients • We are planning to meet as soon as possible with the FDA to discuss a rolling submission and review, and expect to complete an NDA submission in Q4 • COMP360 has Breakthrough Therapy designation from the FDA

33 | © Compass Pathways Thank you… Q&A For more information: Stephen Schultz SVP, Investor Relations stephen.schultz@compasspathways.com +1 401-290-7324

34 | © Compass Pathways Appendix

35 | © Compass Pathways MedDRA = Medical Dictionary for Regulatory Activities; N=number of participants in the treatment group in the Safety Analysis Set by administration; n = number of participants. Note: COMP006 safety includes 2 dose administrations and goes out to 9 weeks vs. 1 administration out to 6 weeks for COMP005 COMP006 - Treatment-Emergent Adverse Events (TEAE) – Incidence >5% COMP360 1 mg COMP360 10 mg COMP360 25 mg COMP006 (>5% Incidence) MedDRA EAE Preferred Term N=143N=142N=296 n (%)n (%) n (%) 80 (55.9)111 (78.2)254 (85.8)Any TEAE 15 (10.5)42 (29.6)118 (39.9)Nausea 41 (28.7)43 (30.3)108 (36.5)Headache 21 (14.7)28 (19.7)62 (20.9)Anxiety 3 (2.1)24 (16.9)46 (15.5)Hallucination, visual 3 (2.1)16 (11.3)41 (13.9)Illusion 9 (6.3)21 (14.8)41 (13.9)Dizziness 16 (11.2)23 (16.2)41 (13.9)Fatigue 4 (2.8)13 (9.2)35 (11.8)Crying 4 (2.8)6 (4.2)31 (10.5)Blood pressure increased 10 (7.0)15 (10.6)19 (6.4)Insomnia 3 (2.1)6 (4.2)17 (5.7)Tearfulness 02 (1.4)15 (5.1)Vomiting 6 (4.2)9 (6.3)15 (5.1)Back pain 2 (1.4)8 (5.6)14 (4.7)Mood altered 3 (2.1)10 (7.0)13 (4.4)Feeling cold 5 (3.5)8 (5.6)10 (3.4)Major depression 9 (6.3)7 (4.9)8 (2.7)Suicidal ideation 08 (5.6)7 (2.4)Hallucination, auditory